Filed Pursuant to Rule 497

Registration File No. 333-214405

STEADFAST ALCENTRA GLOBAL CREDIT FUND

SUPPLEMENT NO. 1 DATED DECEMBER 1, 2017

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED NOVEMBER 7, 2017

This document supplements, and should be read in conjunction with, the Fund’s prospectus and statement of additional information, each dated November 7, 2017, relating to the Fund’s offering of up to $3,000,000,000 in Class A Shares, Class T Shares, Class D Shares and Class I Shares. Terms used and not otherwise defined in this Supplement No. 1 shall have the same meanings as set forth in the Fund’s prospectus. The purpose of this Supplement No. 1 is to disclose:

•	the status of the Fund’s offering;

•	the declaration of distributions by the Fund’s Board of Trustees;

•	the Fund’s quarterly schedule of portfolio holdings as of September 30, 2017;

•	characteristics of the Fund’s investment portfolio as of September 30, 2017;

•	updates to the distribution fee; and

•	updates to the Fund’s management.

The Status of the Fund’s Offering

The Fund commenced its continuous initial public offering of up to $3,000,000,000 in Class T Shares on May 8, 2017. On November 7, 2017, the Fund received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution and servicing fees and early withdrawal fees. The Fund is offering to the public on a continuous basis up to $3,000,000,000 in four classes of Shares: Class A Shares, Class T Shares, Class D Shares and Class I Shares. As of November 24, 2017, the Fund had received and accepted investors’ subscriptions for and issued 54,467 Class A Shares, 736,929 Class T Shares, zero Class D Shares and zero Class I Shares in its public offering, resulting in gross offering proceeds of approximately $7.3 million.

The Declaration of Distributions by the Fund’s Board of Trustees

On November 28, 2017, the Fund’s Board of Trustees declared a distribution on the outstanding Class D Shares and Class I Shares. The distributions (i) accrue daily to the shareholders of record as of the close of business on each day during the period commencing on November 29, 2017, and ending on December 31, 2017; (ii) are payable in cumulative amounts on or before the 3rd day of each calendar month with respect to the prior month; and (iii) are calculated at a rate of $0.00191781 per share of the Fund’s Class D Shares and Class I Shares per day, as reduced by any applicable distribution and servicing fees.

On November 28, 2017, the Fund’s Board of Trustees declared a distribution on the outstanding Class A Shares, Class T Shares, Class D Shares and Class I Shares. The distributions (i) accrue daily to the shareholders of record as of the close of business on each day during the period commencing on January 1, 2018, and ending on February 28, 2018; (ii) are payable in cumulative amounts on or before the 3rd day of each calendar month with respect to the prior month; and (iii) are calculated at a rate of $0.00191781 per share of the Fund’s Shares per day, as reduced by any applicable distribution and servicing fees.

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Quarterly Schedule of Portfolio Holdings

On November 28, 2017, the Fund filed with the Securities and Exchange Commission its Quarterly Schedule of Portfolio Holdings on Form N-Q for the quarter ended September 30, 2017. A copy of the Fund’s schedule of investments as of September 30, 2017, and the notes thereto are attached to this Supplement No. 1 as Exhibit A.

Characteristics of the Fund’s Investment Portfolio as of September 30, 2017

As of September 30, 2017, the Fund had invested approximately $4.9 million in 32 portfolio companies. The weighted average yield of the investment portfolio based upon original cost, as of September 30, 2017, was 7.40% with an average duration of 2.1 years. The following graphics illustrate the Fund’s investment portfolio as of September 30, 2017, by industry, geography, asset type, floating/fixed rate breakdown and investment structure:

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Updates to the Distribution Fee

The following supersedes and replaces the “Summary of Terms – The Offering” section of the Fund’s prospectus beginning on page 11.

THE OFFERING	On November 7, 2017, the Fund received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal fees. The Fund is offering to the public on a continuous basis up to $3,000,000,000 in four classes of Shares: Class A, Class T, Class D and Class I Shares. Shares will be offered through the Dealer Manager at an offering price equal to the Fund’s then current NAV per Share, plus selling commissions and dealer manager fees, if applicable. The Fund is offering to sell any combination of Shares, with an aggregate number of Shares up to the maximum offering amount. The Shares differ with respect to the sales load an investor must pay. The table below summarizes the fees generally payable to the Dealer Manager with respect to the Class A, Class T, Class D and Class I Shares.

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	Class A	Class T	Class D	Class I

Selling Commissions	6.0%	3.0%	None	None

Dealer Manager Fees	2.0%	2.0%	2.0%	None

Annual Distribution and Servicing Fees	None	1.0%	None	0.5%

Annual distribution and servicing fees will be payable for a maximum of three years for Class T Shares and for a maximum of sixteen years for Class I Shares. For Class T, the annual distribution and servicing fee is comprised of a 0.75% distribution fee and a 0.25% service fee. For Class I Shares, the annual distribution and servicing fee is comprised of a 0.25% distribution fee and a 0.25% service fee. However, regardless of class, each Share will (i) have identical rights with respect to voting and distributions, (ii) likewise bear its own pro rata portion of the Fund’s expenses and (iii) have the same NAV per Share as each other Share.

Class A Shares have an upfront sales load and no annual distribution fee, while Class T Shares have a lower upfront sales load and an annual distribution fee. Class D Shares are intended for investors who have fee-based accounts. Class I Shares are only available to investors who: (1) purchase shares through an IAR or the IAR’s registered investment adviser firm has entered into a participating dealer agreement with the Dealer Manager to sell Class I shares, (2) purchase shares through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, or (3) are an endowment, foundation, pension fund or other institutional investor.

The Fund intends to terminate this offering and any follow-on offering at such time as the earlier of the date the Fund has sold the maximum amount or five years from the date the offering commenced. See “Plan of Distribution.”

The following supersedes and replaces the second paragraph in the “Purchases of Shares” section of the Fund’s prospectus on page 73.

Annual distribution and servicing fees will be payable for a maximum of three years for Class T Shares and for a maximum of sixteen years for Class I Shares. For Class T, the annual distribution and servicing fee is comprised of a 0.75% distribution fee and a 0.25% service fee. For Class I Shares, the annual distribution and servicing fee is comprised of a 0.25% distribution fee and a 0.25% service fee. However, regardless of class, each Share will (i) have identical rights with respect to voting and distributions, (ii) likewise bear its own pro rata portion of the Fund’s expenses and (iii) have the same NAV per Share as each other Share.

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The following supersedes and replaces (a) the first and second sentences in footnote (8) in the “Summary of Fees and Expenses” section of the Fund’s prospectus on page 23 and (b) the first and second sentences in the first paragraph in the “Plan of Distribution – Annual Distribution Fee” section of the Fund’s prospectus on page 97, and all other references to “distribution fee” in the Fund’s prospectus and statement of additional information are replaced with “distribution and servicing fee.”

Class T and Class I Shares are subject to an annual distribution and servicing fee equal to 1.0% and 0.5%, respectively, of the then-current NAV of such Shares.

Updates to the Fund’s Management

On November 15, 2017, Michael Tamasco resigned as President of the Fund and as President of the Adviser. On November 15, 2017, the Fund’s board of trustees appointed Richard Gann to serve as President of the Fund, and in connection with such appointment, Mr. Gann resigned as Executive Vice-President of the Fund. On November 15, 2017, the Adviser appointed Phillip D. Meserve to serve as President of the Adviser.

In connection with the appointment of Mr. Meserve, the following supersedes and replaces the fourth paragraph in “The Adviser” section of the Fund’s prospectus on page 27.

Christopher Hilbert, the Fund’s Chief Executive Officer, has led the Adviser since its inception, and Phillip D. Meserve has served as President of the Adviser since November 2017. See “Management of the Fund — Board of Trustees and Executive Officers — Interested Trustees” for Mr. Hilbert’s biography. The following provides biographical information on Phillip D. Meserve.

Phillip D. Meserve, 66, joined the Adviser as President in November 2017. Mr. Meserve also serves as president and chief executive officer of Steadfast Capital Markets Group, positions he has held since February 2011. Mr. Meserve has overall responsibility for the sales and marketing of Steadfast Companies’ alternative investment products and has supervisory responsibility for Steadfast Capital Markets Group. With more than 25 years of experience in the investment industry, Mr. Meserve has comprehensive experience in the sales and distribution of life and annuity products, mutual funds and private placements through institutional and financial intermediaries. Mr. Meserve was part of the team that successfully launched and developed the distribution organizations for both MetLife Investors and Fidelity Investments and subsequently oversaw the ascension of these companies to a top five position within their respective markets. From October 2005 to February 2011, Mr. Meserve served as a senior vice president of business development at AXA Distributors LLC where he had overall responsibility for the sales of variable annuities to more than 650 broker dealers. During his tenure with AXA, Mr. Meserve oversaw $25 billion in annual variable annuity sales, making AXA a top five ranked annuity company in the United States. Mr. Meserve is also a member of CCG. Mr. Meserve received a Bachelor of Science in Business from Kansas State College and attended the Financial Services College at the Wharton School of Business. He holds his FINRA 6, 7, 24, 26 and 63 licenses.

In connection with the appointment of Mr. Gann, the following supersedes and replaces the corresponding row in the table in the “Management of the Fund — Executive Officers” section of the Fund’s statement of additional information on page B-19.

NAME	AGE	POSITIONS HELD

Richard Gann	46	President

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The following supersedes and replaces Mr. Gann’s biography provided in the “Management of the Fund — Executive Officers” section of the Fund’s statement of additional information beginning on page B-19.

Richard Gann

Mr. Gann has served as President of the Fund since November 2017, and previously served as Executive Vice-President of the Fund from March 2017 to November 2017. Mr. Gann also serves as Chief Products Officer for Steadfast Capital Markets Group, the managing broker-dealer for the Fund, where he has been an officer since 2011. Prior to joining Steadfast Companies, Mr. Gann was Director of Marketing for KBS Capital Markets Group from February 2010 to November 2011, and an executive at Grubb & Ellis/Triple Net Properties from December 2006 to February 2010. All of these companies have sponsored multiple private placements and public, non-traded investment programs. Before transitioning into sponsorship of syndicated investments, Mr. Gann worked as an attorney primarily in the fields of property taxation and estate planning, which led to his being registered with broker-dealer firms including Citicorp Investment Services and LPL. Mr. Gann was admitted to the California State Bar in June 1997. Mr. Gann received a Juris Doctor from California Western School of Law and a Bachelor of Arts from UCLA.

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EXHIBIT A

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2017, AND THE NOTES THERETO

Steadfast Alcentra Global Credit Fund

Schedule of Investments

As of September 30, 2017

(Unaudited)

Company	Industry	Interest Rate	Base Rate Floor	Maturity Date	Principal Amount	Cost(1)	Fair Value	% of Net Assets

Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 93.26%(+)

Corporate Bonds — 56.87%

Altice Finco S.A. (2)(3)	Cable	7.625%		2/15/2025	$225,000	$237,938	$237,375	4.56%
AssuredPartners, Inc. (2)(3)	Finance	7.000		8/15/2025	100,000	100,248	102,250	1.97%
Bombardier, Inc. (2)(3)	Aerospace/Defense	7.500		3/15/2025	100,000	107,150	98,313	1.89%
Brand Energy & Infrastructure Services, Inc. (2)(3)	Services	8.500		7/15/2025	100,000	106,670	108,125	2.08%
BWAY Holding Co. (2)(3)	Paper/Packaging	7.250		4/15/2025	100,000	100,987	102,969	1.98%
Calpine Corp. (3)	Utility	5.750		1/15/2025	145,000	135,427	136,300	2.62%
Cincinnati Bell, Inc. (2)(3)	Telecommunications	7.000		7/15/2024	100,000	101,970	97,750	1.88%
Consolidated Energy Finance S.A. (2)(3)	Chemicals	6.875		6/15/2025	100,000	103,950	104,500	2.01%
Covanta Holding Corp. (3)	Services	5.875		7/1/2025	125,000	123,919	122,812	2.36%
CVR Partners L.P. / CVR Nitrogen Finance Corp. (2)(3)	Chemicals	9.250		6/15/2023	100,000	102,458	105,875	2.04%
Digicel Ltd. (2)(3)	Telecommunications	6.750		3/1/2023	200,000	192,130	196,125	3.77%
Enviva Partners L.P. / Enviva Partners Finance Corp. (3)	Paper/Packaging	8.500		11/1/2021	100,000	107,063	106,902	2.05%
First Quantum Minerals Ltd. (2)(3)	Metals & Mining	7.250		4/1/2023	200,000	200,981	204,750	3.94%
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Ho (2)(3)	Technology	10.000		11/30/2024	125,000	141,875	141,250	2.72%
Hillman Group, Inc. (The) (2)(3)	Homebuilders/Materials	6.375		7/15/2022	100,000	98,043	99,750	1.92%
Kronos Acquisition Holdings, Inc. (2)(3)	Consumer Products	9.000		8/15/2023	100,000	100,492	97,500	1.87%
Oasis Petroleum, Inc. (3)	Energy	6.875		3/15/2022	100,000	98,519	101,750	1.96%
Rackspace Hosting, Inc. (2)(3)	Technology	8.625		11/15/2024	100,000	107,395	106,438	2.05%
Radiate Holdco LLC / Radiate Finance, Inc. (2)(3)	Cable	6.625		2/15/2025	100,000	100,493	97,750	1.88%
Scientific Games International, Inc. (3)	Gaming	6.625		5/15/2021	100,000	103,631	102,500	1.97%
Tenet Healthcare Corp.	Healthcare	6.750		6/15/2023	100,000	95,582	95,500	1.84%
Unit Corp. (3)	Energy	6.625		5/15/2021	145,000	144,315	145,362	2.79%
Valeant Pharmaceuticals International, Inc. (2)(3)	Healthcare	5.875		5/15/2023	125,000	106,507	107,969	2.08%
Whiting Petroleum Corp. (3)	Energy	5.750		3/15/2021	140,000	132,496	138,600	2.66%

Total Corporate Bonds						2,950,239	2,958,415	56.87%

Senior Secured - First Lien — 9.26%(4)

Harland Clarke Holdings Corp.	Media & Publishing	LIBOR + 6.000% Cash	1.000%	12/31/2021	250,000	$252,500	$252,500	4.85%

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Murray Energy Corp.	Metals & Mining	LIBOR + 7.250% Cash	1.000	4/16/2020	249,336	243,974	229,420	4.41%

Total Senior Secured - First Lien						496,474	481,920	9.26%

Senior Secured - Second Lien — 27.13%(4)

Almonde, Inc.	Technology	LIBOR + 7.250% Cash	1.000%	6/13/2025	250,000	$255,938	$255,134	4.90%
Asurion, LLC	Telecommunications	LIBOR + 6.000% Cash	-	8/4/2025	250,000	256,250	256,146	4.92%
FPC Holdings, Inc.	Automotive	LIBOR + 8.000% Cash	1.250	5/19/2020	250,000	243,750	243,125	4.67%
Granite Acquisition, Inc.	Services	LIBOR + 7.250% Cash	1.000	12/19/2022	161,824	163,809	162,431	3.12%
Serta Simmons Bedding, LLC	Consumer	LIBOR + 8.000% Cash	1.000	11/8/2024	250,000	250,000	241,408	4.64%
William Morris Endeavor Entertainment, LLC	Entertainment	LIBOR + 7.250% Cash	1.000	5/6/2022	250,000	253,750	253,437	4.87%

Total Senior Secured - Second Lien						1,423,497	1,411,681	27.13%

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						4,870,210	4,852,016	93.26%

Total Investments						4,870,210	4,852,016	93.26%

Assets In Excess Of Other Liabilities							350,486	6.74%

Net Assets							$5,202,502	100.00%

(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,008,689, which represents approximately 38.6% of net assets as of September 30, 2017.
(3)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(4)	The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Fund has provided the applicable margin over LIBOR based on each respective credit agreement.

TAX INFORMATION – At September 30, 2017, the Fund's aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$4,870,210
Gross unrealized gain	31,596
Gross unrealized loss	(49,790)
Net unrealized security gain	$(18,194)

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STEADFAST ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENT

September 30, 2017

(Unaudited)

Note 1. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement of Steadfast Alcentra Global Credit Fund (the “Fund”) has been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. In the opinion of management, the financial results included herein contain all adjustments and reclassifications considered necessary for the fair presentation of financial statements for the period included herein. The accounting records of the Fund are maintained in United States dollars, the functional currency of the Fund.

Note 2. Fair Value of Financial Instruments

The Fund accounts for its investments in accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), Fair Value Measurements and Disclosures, which defines fair value and establishes a framework for measuring fair value. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also established a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Fund has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 includes listed equity securities and listed derivatives. As required by ASC Topic 820, the Fund, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level 1. Fair value is determined through the use of models or other valuation methodologies.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Fund. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

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For purposes of calculating NAV, the Board uses the following valuation methods:

•	The market value of each security traded on a national securities exchange is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•	If no sale is reported for a security traded on a national securities exchange on the valuation date or if a security is an OTC Security, the Fund values such investments using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund obtains bid and ask prices directly from dealers who make a market in such securities. In all such cases, investments are valued at the mid-point of the average bid and ask prices obtained from such sources.

•	To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Board in accordance with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation service. The Fund intends for each of its directly originated investments to be valued by an independent third-party valuation service at least annually, and for approximately 25% of the Fund’s directly originated investments to be valued by an independent third-party valuation service each quarter. European loans will be valued annually, in accordance with their audit requirements.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, the Board may use any approved independent third-party pricing or valuation service; provided that the Board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Board shall retain the discretion to use any relevant data, including information obtained from the Adviser, the Sub-Adviser or any approved independent third-party valuation or pricing service, that the Board deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that the Adviser, the Sub-Adviser, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

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The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, are valued at fair value. The Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

The Sub-Adviser, the Adviser, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. The Adviser, the Sub-Adviser, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the companies relative to comparable firms, as well as such other factors as the Board, in consultation with the Adviser, the Sub-Adviser and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.

Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (e.g., movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Board in consultation with the Adviser, the Sub-Adviser and any approved independent third-party valuation or pricing service, if applicable.

Swaps typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2017, are as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Senior Secured Loans - First Lien	$-	$481,920	$-	$481,920
Senior Secured Loans - Second Lien	-	1,411,681	-	1,411,681
Corporate Bonds	-	2,958,415	-	2,958,415
Total investments	$-	$4,852,016	$-	$4,852,016

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